UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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The Valspar Corporation

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Fellow Valspar employee,

I have exciting news to share with you. Today we announced that Valspar has reached a definitive agreement to be acquired by Sherwin-Williams in an all cash transaction for $113 per share. By combining with Sherwin-Williams, Valspar joins what will become a premier global paints and coatings company with over $15 billion in sales. A copy of the press release is attached.

This is a transformative event that will bring significant opportunities to the combined company and for our customers, shareholders and employees. Since 1806, we have transformed our company into a global leader in coatings, consistently providing our customers with innovative, high-quality products and excellent service. With that heritage in mind, we are confident that the combination with Sherwin-Williams positions Valspar for continued success and growth well into the future.

Importantly, the combination of the two companies is an excellent cultural fit. Sherwin-Williams has great respect for the talent and dedication of Valspar employees, who will be vital to the success of the combined company. This transaction is about future growth – employee opportunities will be created by a combined company with strong growth prospects that is better able to serve customers. Importantly, the vast majority of Valspar’s employees will have jobs in the combined company.

The transaction is expected to close by the first calendar quarter of 2017, following regulatory and our shareholder approvals. Until then, Sherwin-Williams and Valspar will continue to operate as separate companies. It is important to remember that until the transaction closes, it is business as usual.

We recognize that you have many questions and we are committed to keeping you informed of important milestones throughout the transaction process. To address some of the immediate questions you may have, please see the attached Q&A document.

I ask that you remain focused on doing the jobs you do so well and have no doubt we will continue to deliver in the manner our partners and customers have come to expect. Today’s announcement will likely generate considerable media coverage, so we ask if you receive any inquiries from media or other third parties, please do not comment and notify Kim Welch at 612-656-1347 or kim.welch@valspar.com.

We will continue to keep you informed and provide you with updates as this process unfolds.

Today we begin the journey to become the best coatings company in the world. This is an exciting step forward for our team and I thank you for your continued support.

Sincerely,

Gary E. Hendrickson

Chairman and CEO

Additional Information and Where to Find it

Valspar intends to file with the SEC a proxy statement in connection with the contemplated transactions. The definitive proxy statement will be sent or given to Valspar stockholders and will contain important information about the contemplated transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.

Certain Information Concerning Participants

Valspar and Sherwin-Williams and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Valspar investors and security holders in connection with the contemplated transactions. Information about Valspar’s directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. Information about Sherwin-Williams’ directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of

Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec.gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the proxy statement that Valspar intends to file with the SEC.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking information about Valspar, Sherwin-Williams and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of Valspar and its subsidiaries. Valspar and Sherwin-Williams caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks and uncertainties include the following: the failure to obtain Valspar stockholder approval of the proposed transaction; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the potential for regulatory authorities to require divestitures in connection with the proposed transaction and the possibility that Valspar stockholders consequently receive $105 per share instead of $113 per share; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of cost synergies and the timing thereof; risks related to the disruption of the transaction to Valspar and its management; the effect of announcement of the transaction on Valspar’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; fluctuations in the availability and prices of raw materials; difficult global economic and capital markets conditions; risks associated with revenues from foreign markets; interruption, failure or compromise of Valspar’s information systems; and changes in the legal and regulatory environment. These risks and others are described in greater detail in Valspar’s Annual Report on Form 10-K for the fiscal year ended October 30, 2015, as well as in Valspar’s Quarterly Reports on Form 10-Q and other documents filed by Valspar with the SEC after the date thereof. Valspar and Sherwin-Williams make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Employee FAQ

1.	What was announced?

•	We announced that Valspar has reached a definitive agreement to be acquired by Sherwin-Williams. By combining with Sherwin-Williams, Valspar joins what will become a premier global paints and coatings company with over $15 billion in sales.

2.	Why is Valspar combining with Sherwin-Williams? What are the benefits of the transaction?

•	The combination of Valspar and Sherwin-Williams will have the capabilities, technologies, talent and global reach necessary to scale and service customers all around the world. Sherwin-Williams and Valspar have highly complementary offerings, which combined will firmly establish Sherwin-Williams as a premier global paints and coatings company. For Sherwin-Williams this move provides some important new strategic growth options – they enter Packaging and Coil with leadership positions where they presently do not participate. Our substantial presence in Europe and Asia-Pacific provides a solid platform for growth and leadership in those regions.

•	As a result of this transaction, Sherwin-Williams will be able to provide customers with an increased product range, expanded global reach, and R&D that will deliver increased value to all of our customers and partners.

3.	What does this mean for employees?

•	This combination is an excellent cultural fit. Sherwin-Williams knows that Valspar’s strong team is one of its greatest assets and looks forward to welcoming our employees to the Sherwin-Williams team.

•	Sherwin-Williams has great respect for the talent and dedication of Valspar employees, who will be vital to the success of the combined company.

•	This combination is about future growth – employee opportunities will be created by a combined company with strong growth prospects that is better able to serve customers. Importantly, the vast majority of Valspar’s employees will have jobs in the combined company.

4.	Why did Valspar choose to sell now?

•	Valspar has successfully executed our strategic plan which has delivered good value to our shareholders. We have always looked for ways to deliver even more value beyond this plan. The combination with Sherwin-Williams allows us to significantly exceed what we could achieve on our own and maximize value for our shareholders.

5.	Where will the combined company be headquartered? What will happen to the Valspar headquarters?

•	The headquarters for the combined company will be located in Cleveland, Ohio.

•	Sherwin-Williams has committed to keeping a significant presence in Minneapolis. It is too early in the process to know specifics.

6.	Who will lead the combined company? What will happen to Valspar leadership?

•	The combined company will be led by Sherwin-Williams CEO John Morikis.

•	It is too early to speculate on future roles for Valspar employees. In the months leading up to the transaction close, Valspar will work with Sherwin-Williams to begin integration planning.

7.	Will there be layoffs as a result of this transaction?

•	It is much too soon to know or assess specific impacts on people or facilities and there are still many details to work through to complete the transaction.

•	Sherwin-Williams has great respect for our company and recognizes the value of our employees.

•	As we bring these two companies together, we will carefully evaluate the opportunities to create a greater combined company that builds on our collective past successes.

•	Although there is some overlap, overall, we expect this transaction to provide numerous opportunities for growth for our people and the combined company.

•	We are committed to keeping you informed throughout the process.

8.	What are the plans to integrate Valspar and Sherwin-Williams? Who will lead the integration planning process?

•	Today is just the beginning of the process and there is still much work to do.

•	As we get closer to completing the transaction, members of both companies will come together to form an integration planning team to help ensure a smooth transition.

9.	Will there be new opportunities in terms of jobs and relocation? Will I be asked to relocate? Will I have the opportunity to relocate?

•	While this announcement is an important milestone, there are many decisions left to be made.

•	It is much too soon to know or discuss specific impacts on people or facilities and there are still many details to work through to complete the transaction.

•	Over the long term, we believe that, as part of a larger company, employees of the combined company will benefit from access to even greater resources and growth opportunities.

10.	Will my compensation and benefits be affected as a result of the transaction?

•	Until we complete the transaction, Valspar and Sherwin-Williams will remain independent companies and your compensation and benefits continue in the ordinary course.

•	Of course, it is early in this process and more details with respect to future compensation and benefit matters will be determined and communicated to you as they are finalized.

•	We are committed to keeping you informed.

11.	What are the next steps? When will the transaction close?

•	Until the transaction closes, which we expect by the first calendar quarter of 2017, Valspar and Sherwin-Williams will continue to operate as separate, independent companies.

•	Today’s announcement will have no impact on your day-to-day responsibilities and it remains business as usual.

•	We are counting on you to continue to deliver the same exceptional products and excellent service our customers have come to expect from us.

12.	What does this mean for our customers?

•	We believe that this is a positive transaction that will have meaningful benefits for all of our stakeholders, including our customers.

•	As a combined company, we will be able to utilize the resources, complementary geographic reach and operational capacity of both companies to provide customers with enhanced products and services.

•	However, until the transaction closes, it is business as usual. We must continue to deliver the same exceptional products and excellent service our customers have come to expect from us.

13.	What should I say if contacted by people outside of the company?

•	Aside from certain company executives, no one is authorized to speak publicly or communicate externally about this combination on the Company’s behalf. Consistent with our existing policy, please refer:

•	Media calls to Kim Welch at 612-656-1347 or kim.welch@valspar.com

•	Investor or analyst calls to Bill Seymour at 612-656-1328 or william.seymour@valspar.com

14.	Where can I find out more information about the announcement?

•	We are committed to keeping you informed of important milestones throughout the transaction process. You will receive updates from your manager in addition to global email announcements and the company intranet.

Additional Information and Where to Find it

Valspar intends to file with the SEC a proxy statement in connection with the contemplated transactions. The definitive proxy statement will be sent or given to Valspar stockholders and will contain important information about the contemplated transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.

Certain Information Concerning Participants

Valspar and Sherwin-Williams and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Valspar investors and security holders in connection with the contemplated transactions. Information about Valspar’s directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. Information about Sherwin-Williams’ directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec.gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the proxy statement that Valspar intends to file with the SEC.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking information about Valspar, Sherwin-Williams and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of Valspar and its subsidiaries. Valspar and Sherwin-Williams caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks and uncertainties include the following: the failure to obtain Valspar stockholder approval of the proposed transaction; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the potential for regulatory authorities to require divestitures in connection with the proposed transaction and the possibility that Valspar stockholders consequently receive $105 per share instead of $113 per share; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of cost synergies and the timing thereof; risks related to the disruption of the transaction to Valspar and its management; the effect of announcement of the transaction on Valspar’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; fluctuations in the availability and prices of raw materials; difficult global economic and capital markets conditions; risks associated with revenues from foreign markets; interruption, failure or compromise of Valspar’s information systems; and changes in the legal and regulatory environment. These risks and others are described in greater detail in Valspar’s Annual Report on Form 10-K for the fiscal year ended October 30, 2015, as well as in Valspar’s Quarterly Reports on Form 10-Q and other documents filed by Valspar with the SEC after the date thereof. Valspar and Sherwin-Williams make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.